                                                                   EXHIBIT 10.47


                               AMENDMENT NO. 6 TO
                              AMENDED AND RESTATED
             REVOLVING CREDIT, TERM LOAN AND REIMBURSEMENT AGREEMENT
                              AND RELATED DOCUMENTS

      THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND REIMBURSEMENT AGREEMENT AND RELATED DOCUMENTS (the "Amendment") dated as of March 24, 1997, is made by and among VITAS HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH) (successor by merger of NationsBank of Florida, National Association), a national banking association (the "Lender"), and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH), as Agent for the Lender;

                              W I T N E S S E T H:

      WHEREAS, the Lender, by an Amended and Restated Revolving Credit, Term Loan and Reimbursement Agreement dated as of February 17, 1995, as amended by Amendment No. 1 dated as of June 30, 1995, by Amendment No. 2 dated March 28, 1996, by a letter agreement dated August 5, 1996, by Amendment No. 3 dated September 30, 1996, by Amendment No. 4 dated as of November 1, 1996 and by Amendment No. 5 dated as of February 15, 1997 (the "Agreement"), has agreed to make available and has made available to Borrower a Revolving Credit Facility (as defined in the Agreement) of up to $8,850,000 and a Term Loan (as defined in the Agreement) of $25,000,000; and

      WHEREAS, in connection with the loan by the Lender to the ESOP (as defined in the Agreement), the Borrower executed and delivered to the Lender the ESOP Guaranty (as defined in the Agreement); and

      WHEREAS, the Borrower has requested that the Revolving Credit Termination Date and the Term Loan Maturity Date provided for in the Agreement be extended as herein specified and that certain other terms and conditions of the Agreement be further amended as herein provided; and

      WHEREAS, the Lender is willing to extend the maturity dates on a short-term basis so long as certain provisions of the Agreement are further amended; and

      WHEREAS, the Lender and the Borrower have agreed to amend the Agreement in the manner set forth herein;

      NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

      1. The term "Agreement" as used herein and in the Agreement, the Guaranties, the Notes and the other Loan Documents (each as defined in the Agreement), and the term "Revolving Credit Agreement" as used in the ESOP Guaranty and the other ESOP Loan Documents (as defined in the Agreement) shall mean the Agreement as heretofore and hereby amended and modified. Unless the context otherwise requires, all capitalized terms used herein and in the other Loan Documents without definition shall have the respective meanings provided therefor in the Agreement.

      2. Subject to and upon satisfaction of the conditions set forth in paragraph 6 hereof, the Agreement shall be and hereby is amended as follows:

            (a) The definition of "Applicable Interest Addition" in Section 1.01 is amended in its entirety so that as amended it shall read as follows:

                  "'Applicable Interest Addition' means, for each Revolving
            Credit Loan that bears interest at a LIBOR Rate that percent per annum, which shall be based upon the Consolidated EBITDA for the one, two and three quarter periods ending on the dates specified below:

               Quarter            Two Quarters       Three Quarters
               Ending                Ending              Ending         Interest
               6/30/97               9/30/97            12/31/97        Addition
               -----------------------------------------------------------------

Consolidated   a) Less than       a) Less than       a) Less than        2 1/2%
EBITDA            $4,000,000         $6,500,000         $10,000,000
is

               b) Equal to or     b) Equal to or     b) Equal to or      2 1/4%
                  Greater than       Greater than       Greater than
                  $4,000,000         $6,500,000         $10,000,000
                                     but Less than      but Less than
                                     $8,000,000         $12,000,000

               c) N/A             c) Equal to or     c) Equal to or      2%
                                     Greater than       Greater than
                                     $8,000,000         $12,000,000

            The Applicable Interest Addition shall be established at the end of each of the above periods (the "Determination Date") beginning June 30, 1997. Any change in the Applicable Interest Addition shall be determined based upon the computations set forth in the certificate furnished to the Agent pursuant to Section 8.01, subject to review and approval of such computations by the Agent, and shall be effective commencing on the day following the date such certificate is received, until the day following the date on which a new certificate is delivered or is required to be delivered, whichever shall first occur. If the Borrower shall fail to deliver any such certificate within the time period required by Section 8.01, then the Applicable

            Interest Addition shall be 2 1/2% until the appropriate certificate is delivered. From the date of Amendment No. 6 to this Agreement until the receipt of the certificate for the period ending June 30, 1997, the Applicable Interest Addition shall 2 1/2%."

            (b) The definitions of each of "Revolving Credit Termination Date" and "Term Loan Maturity Date" in Section 1.01 are amended by deleting clause (i) and substituting in lieu thereof the following clause (i): "(i) February 28, 1998";

            (c) The definition of "Total Revolving Credit Commitment" in Section
      1.01 is amended by deleting the amount "$8,850,000" and substituting in lieu thereof the amount "$18,000,000";

            (d) The definition of "Total Term Loan Commitment" in Section 1.01 is amended by deleting the amount "$25,000,000" and substituting in lieu thereof the amount "$14,000,000";

            (e) A new definition, "Consolidated EBITDA", is added to Section
      1.01 immediately following the definition of "Consolidated Current Liabilities" which definition shall read as follows:

                  "'Consolidated EBITDA' means, with respect to the Borrower and its Subsidiaries, for any period of computation thereof Consolidated EBITDAR less Consolidated Rentals;"

            (f) Section 2.02 is hereby amended in its entirety so that as amended it shall read as follows:

            "2.02 Term Loan.

                  (a) Amount. Subject to the terms and conditions of this
            Agreement, the Borrower and Lender agree that effective March 24, 1997 a $11,000,000 portion of the outstanding Term Loan shall be converted to a Revolving Credit Loan to bear interest in accordance with Section 2.01, so long as after giving effect to such transfer and the borrowing of such amount pursuant to Section 2.01, the amount of outstanding Revolving Credit Loans plus the amount of all Outstanding Letters of Credit shall not exceed the Borrowing Base. On March 24, 1997, the Term Loan amount shall be $14,000,000.

                  (b) Interest. The principal amount of the Term Loan shall bear interest from March 24, 1997 through August 30, 1997 at a rate of 11% per annum, from August 31, 1997 through November 29, 1997 at a rate of 11 1/2% and from and after November 30, 1997 at a rate of 12% per annum. Interest shall be paid to the Agent for the account of each Lender on the outstanding and unpaid principal amount of the Term Loan on the last Business Day of March, June, September and December, commencing March 31, 1997."

            (g) Section 2.03 and Section 2.04 are hereby amended by (i) inserting the words "Revolving Credit" before the word "Loan" in the first line of Section 2.03, (ii) inserting the words "Revolving Credit" before the word "Loan" in the third, fourth and fifth lines of Section 2.04, and
      (iii) by adding a new sentence to the end of Section 2.04 which sentence shall read as follows:

            "If any amount of the Term Loan shall not be paid when due (at maturity, by acceleration or otherwise) all outstanding amounts of the Term Loan shall bear interest at the lesser of rate set forth in
            Section 2.02(b) plus two percent (2%) or the maximum rate permitted by applicable law."

            (h) Section 9.01 is hereby amended in its entirety so that as amended it shall read as follows:

                  "9.01 Consolidated Shareholders' Equity. Permit Consolidated
            Shareholders' Equity to be less than (i) $10,000,000 at March 24, 1997 and (ii) as at the last day of each fiscal quarter of the Borrower and until (but excluding) the last day of the next following fiscal quarter of the Borrower, the sum of (A) the amount of Consolidated Shareholders' Equity required to be maintained pursuant to this Section 9.01 as at the end of the immediately preceding fiscal quarter, plus (B) 50% of positive Consolidated Net Income during the immediately preceding fiscal quarter of the Borrower ending on such day (including in Consolidated Net Income for purposes of this Section 9.01 only any net gain or credit of an extraordinary nature)."

            (i) Section 9.02 is hereby reinstated and is amended in its entirety, so that as amended it shall read as follows:

                  "9.02 Consolidated EBITDA. Permit for each of the fiscal
            quarters set forth below Consolidated EBITDA to be less than that amount set forth opposite such quarter:

                                                       Consolidated
                   Fiscal Quarter Ending                  EBITDA
                   ---------------------               ------------

                   June 30, 1997                       $3,200,000
                   September 30, 1997                  $3,400,000
                   December 31, 1997                   $3,800,000"

            (j) Section 9.10 is hereby amended in its entirety, so that as amended it shall read as follows:

                  "9.10 Dividends or Distributions. Declare or pay any dividends
            (other than those payable solely in capital stock) or distribution in reduction of capital or otherwise in respect of any equity interest, or purchase, redeem or otherwise retire any common stock except (i) dividends paid with respect to Preferred Stock so long as such dividends have accrued and after giving effects to such payment and the required increase in Consolidated Shareholders' Equity pursuant to Section 9.01, Consolidated Net Income for the most recently completed fiscal quarter is a positive number, provided that after giving effect to payment of such dividend no Default or Event of Default exists hereunder, (ii) payments to purchase stock of the Borrower pursuant to the exercise by beneficiaries of the Plan (as defined in the ESOP Loan Documents) of put rights under Section 16(b) of the Plan, and (iii) pursuant to the exercise of rights of first refusal or similar rights relating to stock options or securities issued upon the exercise of stock options in an aggregate amount in any Fiscal Year not exceeding $300,000 (on a non-cumulative basis, with the effect that amounts not expended in any Fiscal Year may not be expended in a subsequent Fiscal Year."

            (k) Section 10.01 hereby is amended in order to add the following new clauses (o) and (p) hereto:

                  "(o) if the Borrower shall have redeemed, repurchased or retired any shares of Preferred Stock of Borrower, prior to February 28, 1998, provided, however, that any such failure by Borrower, or consequence of Borrower's failure, to redeem repurchase, or retire any such shares of preferred stock of Borrower, shall not constitute an Event of Default so long as any holder of such Preferred Stock shall not take any action to enforce any right arising by reason of failure to redeem, repurchase or retire any such shares.

                  (p) if the Borrower shall not have executed and delivered to the Agent by July 3, 1997 a Warrant Certificate and a Warrant Agreement evidencing the Agent's right to purchase up to 486,532 shares of the Borrower's common stock, par value $.001 per share ("Common Stock"), subject to the terms and conditions thereof"

      3. Subject to and upon satisfaction of the conditions set forth in paragraph 6 hereof, Section 5.10 of the ESOP Guaranty shall be and hereby is amended as follows:

            (a) Section 5.01 is hereby amended in its entirety so that as amended it shall read as follows:

                  "5.01 Consolidated Shareholders' Equity. Permit Consolidated
            Shareholders' Equity to be less than (i) $10,000,000 at March 24, 1997 and (ii) as at the last day of each fiscal quarter of the Borrower and until (but excluding) the last day of the next following fiscal quarter of the Borrower, the sum of (A) the amount of Consolidated Shareholders' Equity required to be maintained pursuant to this Section 5.01 as at the end of the immediately preceding fiscal quarter, plus (B) 50% of positive Consolidated Net Income during the immediately preceding fiscal quarter of the Borrower ending on such day (including in Consolidated Net Income for purposes of this Section 5.0l only any net gain or credit of an extraordinary nature)."

            (b) Section 5.02 is hereby reinstated and is amended and restated in its entirety, so that as amended it shall read as follows:

                  "5.02 Consolidated EBITDA. Permit for each of the fiscal
            quarters set forth below Consolidated EBITDA to be less than that amount set forth opposite such quarter:

                                                        Consolidated
                   Fiscal Quarter Ending                   EBITDA
                   ---------------------                ------------

                   June 30, 1997                       $3,200,000
                   September 30, 1997                  $3,400,000
                   December 31, 1997                   $3,800,000"

            (c) Section 5.10 is hereby amended in its entirety, so that as amended it shall read as follows:

                  "5.10 Dividends or Distributions. Declare or pay any dividends
            (other than those payable solely in capital stock) or distribution in reduction of capital or otherwise in respect of any equity interest, or purchase, redeem or otherwise retire any common stock except (i) dividends paid with respect to Preferred Stock so long as such dividends have accrued and after giving effects to such payment and the required increase in Consolidated Shareholders' Equity pursuant to Section 5.01, Consolidated Net Income for the most recently completed fiscal quarter is a positive number, provided that after giving effect to payment of such dividend no Default or Event of Default exists hereunder, (ii) payments to purchase stock of the Guarantor pursuant to the exercise by Plan beneficiaries of put rights under Section 16(b) of the Plan, and (iii) pursuant to the exercise of rights of first refusal or similar rights relating to stock options or securities issued upon the exercise of stock options in an aggregate amount in any Fiscal Year not exceeding $300,000 (on a non-cumulative basis, with the effect that amounts not expended in any Fiscal Year may not be expended in a subsequent Fiscal Year."

            (d) Section 6.01 hereby is amended in order to add the following new clauses (n) and (o) thereto:

                  "(n) if the Guarantor shall have redeemed, repurchased or retired any shares of Preferred Stock of Guarantor, prior to February 28, 1998, provided, however, that any such failure by Guarantor, or consequence of Guarantor's failure, to redeem, repurchase, or retire any such shares of preferred stock of Guarantor, shall not constitute an Event of Default so long as any holder of such Preferred Stock shall not take any action to enforce any right arising by reason of failure to redeem, repurchase or retire any such shares.

                  (o) if the Guarantor shall not have executed and delivered to the Agent by July 3, 1997 a Warrant Certificate and a Warrant Agreement evidencing the Agent's right to purchase up to 486,532 shares of the Guarantor's common stock, par value $.001 per share ("Common Stock"), subject to the terms and conditions thereof"

      4. Each of the Subsidiaries of the Borrower who has previously delivered a Guaranty to the Agent has joined in the execution of this Amendment for the purposes of consenting to this Amendment and affirming its guaranty and of the Obligations of Borrower arising under the Agreement and the other Loan Documents as amended by this Amendment, and of its other undertakings and obligations under each of the other Loan Documents and ESOP Loan Documents to which it is a signatory.

      5. The Borrower hereby represents and warrants to the Agent and the Lender that as of the date hereof the Agreement has been re-examined by the Borrower and:

            (i) The representations and warranties made by the Borrower therein and in the other Loan Documents (including the Schedules to the Agreement and the other Loan Documents) as modified to give effect to the information contained in the disclosure schedules delivered by the Borrower (the "Vitas Disclosure Schedules") in connection with its execution and delivery of the Apria Acquisition Agreement and the financial and other information previously provided to the Agent and the Lender by the Borrower in writing (the "Vitas Information"), are true, complete and correct in all material respects on and as of the date hereof, and shall survive the execution and delivery of this Amendment;

            (ii) The execution, delivery and performance of this Amendment will not conflict with or result in the breach of any of the provisions of, or cause a default under, the Articles of Incorporation or Bylaws of the Borrower, or any applicable law, rule or regulation, or any judgment, order, writ, injunction or decree of any court, administrative agency or other government instrumentality to which the Borrower or any Subsidiary is subject or any agreement or instrument to which the Borrower or any Subsidiary is a party, the effect of which would have any material adverse effect on the ability of the Borrower or any Guarantor to observe the covenants and agreements contained in the Agreement or in any other Loan Document or any of the CHC Transaction Documents or to pay the Obligations, and will not result in the creation or imposition of any security interest, lien, charge or encumbrance on any of the assets of the Borrower or any Subsidiary.

      6. As conditions to the effectiveness of this Amendment Agreement:

            A. the Borrower shall have delivered to the Agent:

                  (a) counterparts of this Amendment duly executed by the
            Borrower and each of the Guarantors;

                  (b) evidence acceptable to the Agent of the extension of the date for payment of Subordinated Note A on terms and conditions acceptable to the Agent;

                  (c) such other documents and certifications as the Agent or the Lender may reasonably request; and

                  (d) all accrued and unpaid interest previously billed by the
            Agent and not heretofore paid.

            B. there shall not have occurred either (i) any Default or Event of Default which shall not have been waived or (ii) any material adverse change in the business, financial condition or operations of the Borrower or any Subsidiary since September 30, 1996, except as disclosed in the Vitas Disclosure Schedules, the Vitas Information and other than the termination of the Apria Transaction.

      7. This Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and none of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other.

      8. Except as specifically amended, modified or supplemented by this Amendment, all of the other documents delivered in connection with the Loans, as heretofore amended, shall remain in full force and effect according to their respective terms.

      9. Should any stamp or excise tax become payable under the laws of the United States or of any state or any subdivision thereof or municipality therein in respect of this Amendment, the Borrower shall pay the same (including interest penalties, if any) and shall hold the Lender and the Agent harmless with respect thereto.

      10. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                     VITAS HEALTHCARE CORPORATION
WITNESS:


/s/ [Signature Illegible]            By: /s/ Hugh A. Westbrook
-----------------------------            -------------------------------------
                                     Name: Hugh A. Westbrook
                                     Title: Chairman and Chief Executive Officer

/s/ [Signature Illegible]
-----------------------------

                                     NATIONSBANK, NATIONAL ASSOCIATION
                                     (SOUTH), as Agent



                                     By: /s/ Allison Freeland
                                         -------------------------------------
                                     Name:  Allison Freeland
                                     Title: Senior Vice President


                                     NATIONSBANK, NATIONAL ASSOCIATION
                                     (SOUTH), as Lender



                                     By: /s/ Allison Freeland
                                         -------------------------------------
                                     Name:  Allison Freeland
                                     Title: Senior Vice President

                                   GUARANTORS

                                    VITAS HEALTHCARE CORPORATION OF FLORIDA



                                    By: /s/ Hugh A. Westbrook
                                        --------------------------------------
                                    Name:  Hugh A. Westbrook
                                    Title: Chairman, President and Chief
                                           Executive Officer


                                    VITAS HEALTHCARE CORPORATION OF OHIO


                                    By: /s/ Hugh A. Westbrook
                                        --------------------------------------
                                    Name:  Hugh A. Westbrook
                                    Title: Chairman, President and Chief
                                           Executive Officer


                                    VITAS HEALTHCARE CORPORATION OF
                                    PENNSYLVANIA



                                    By: /s/ Hugh A. Westbrook
                                        --------------------------------------
                                    Name:  Hugh A. Westbrook
                                    Title: Chairman, President and Chief
                                           Executive Officer


                                    VITAS HEALTHCARE CORPORATION CALIFORNIA



                                    By: /s/ Hugh A. Westbrook
                                        --------------------------------------
                                    Name:  Hugh A. Westbrook
                                    Title: Chairman, President and Chief
                                           Executive Officer


                                    VITAS HEALTHCARE CORPORATION OF CENTRAL
                                    FLORIDA


                                    By: /s/ Hugh A. Westbrook
                                        --------------------------------------
                                    Name:  Hugh A. Westbrook
                                    Title: Chairman, President and Chief
                                           Executive Officer